ING AdvantageSM ING Advantage CenturySM ING Advantage Century PlusSM
Separate Account N ReliaStar Life Insurance Company
Supplement dated May 30, 2003 to Prospectus dated May 1, 2003

The information contained in this supplement amends certain information contained in the Prospectus dated May 1, 2003. You should read this supplement along with the applicable Prospectus.

The information contained in "Appendix B: Description of Underlying Funds" pertaining to the ING Investors Trust - ING T. Rowe Price Equity Income Portfolio (Service Shares) has been corrected to state the following:

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investment Strategies
ING Investors Trust - ING T. Rowe Price Equity Income Portfolio (Service Shares)	Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.

Seeks substantial dividend income as well as long-term growth of capital. Normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Portfolio may also invest in convertible securities, warrants and preferred stocks.

X.NRTHP-03A	May 2003